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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                              Amendment Number One

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 10, 2000
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
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(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)

  8133 Leesburg Pike, Suite 770, Vienna, VA                  22182
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  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
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                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.  Changes in Control of Registrant.
         None.

Item 2.  Acquisition or Disposition of Assets.
         None.

Item 3.  Bankruptcy or Receivership.

         None.

Item 4.  Changes in Registrant's Certifying Accountant.
         None.

Item 5.  Other Events.

         The Registrant has adopted a new management and business plan, effective November 15, 2000, in order to streamline management and decision making, reduce duplicative overhead and eliminate unprofitable operations. Under the new management and business structure, Fred Sajedi, the current chief executive officer and president of Networkland Inc. will serve as chief executive officer of Registrant's two operating subsidiaries: Networkland Inc. and Technet Computer Services, Inc. Mr. Sajedi will be responsible for the day-to-day executive management of both companies, coordinating those operations and their marketing/sales efforts and implementing and revising the overall business and strategic plan of the Registrant. Mr. Sajedi will report to Mr. Ashok Rattehalli, Chairman of the Registrant's Board of Directors.

         The Registrant will pursue a revised version of its Flexible Service Providing (FSP) business plan through its Technet Computer Services, Inc. and Networkland Inc. subsidiaries as part of the new business and management plan. The revised FSP strategy will shift from selling a menu of Internet-related technologies and applications to small and medium sized businesses (SME's) to one focused on providing core business process or enterprise resource software programming to companies; providing information technology and software programming services and maintenance to companies engaged in e-commerce (whether business-to-business, business-to-government or business-to-consumer); and providing core or essential computer network, information technology consulting and support services and essential business processes software programming to SME's. Registrant will focus on the geographical markets of the Mid-Atlantic and Southeast.

         The Registrant will also seek to establish niche markets in providing software programming and consulting services to e-commerce companies and establishing a presence in software programming and consulting services for basic business and financial systems in the health care industry. Technet currently provides software programming and maintenance services to a local business-to-government e-commerce portal. Registrant is pursuing joint ventures with third parties to penetrate the health care systems market.

         The Registrant's Networkland subsidiary is currently profitable on an operating basis. The primary focus of the revised business plan is to make Technet profitable by increasing the profit margins in its consulting business and expanding in general Technet's client base.

         Registrant believes that this new strategy is an extension of current businesses, will require less working capital than the initial FSP business plan pursued by SSC and takes advantage of the existing personnel and resources of Networkland and Technet.

         Effective November 27, 2000, all shareholder and investor inquiries should be directed to Registrant's corporate headquarters, 8133 Leesburg Pike, Suite 770, Vienna, Virginia 22182, (703) 288-6500 or (703) 288-6522, fax: (703)
288-6530, e-mail: jacksfork@earthlink.net. An officer of the Registrant will handle all such inquiries.

         The resignation of the key personnel of SSC in November 2000 and the ongoing operating losses of SSC, coupled with a decline in revenues of SSC, forced the Registrant to discontinue SSC operations in New York City. The Registrant currently is not able to raise sufficient working capital from the sale of its securities or other forms of third party financing to continue to fund the initial FSP business plan as pursued by SSC. The revised FSP business plan is designed to grow the Registrant's businesses without the sort of additional working capital infusions demanded by the initial FSP business plan (as initially pursued by SSC).

         The Registrant believes that it has certain claims against certain former officers of SSC over the conduct of SSC business during the last six months and the Registrant intends to pursue those claims in the appropriate forums.

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         The Registrant was released on November 21, 2000 by the landlord from its lease obligations for 5,101 square feet of unused office space at 8500 Leesburg Pike, Suite 406, Vienna, Virginia 22182. The release eliminates approximately $250,000 in ongoing lease payments over the next two years.

         The Company appealed in August 2000 the decision by Nasdaq to delist its Common Stock from the Nasdaq National Market System, effective June 30, 2000. The Nasdaq Listing Qualifications Review Council recently upheld the delisting of the Company's Common Stock. The Company may not appeal this decision further, although the Nasdaq Board of Governors in its discretion may review this decision. The Company has not received any indication that the Nasdaq Board of Governors intends to make any such review.

         The Company may apply to Nasdaq for listing of its Common Stock on the Nasdaq SmallCap Market without prejudice. However, there can be no assurance that any Nasdaq SmallCap Market listing application submitted by the Company will be approved by Nasdaq even if the Company meets Nasdaq's initial listing standard.


Item 6. Resignation of Directors.

         Mariellen Lowry resigned as a director of the Registrant, effective November 17, 2000. Ms. Lowry cited the demands of her current full-time position as the reason for her resignation. Ms. Lowry stated that she would continue to support the Registrant to the best of her ability as a potential business partner.

         Effective November 10, 2000, the Registrant's Board of Directors has appointed two new outside directors to the Registrant's Board of Directors:
Clark Easter and Michael Shoemaker.

         Mr. Easter is the founder and chief executive officer of a private software development company in Maryland. He has extensive experience over the past 15 years in starting, managing and programming for software development companies.

         Mr. Shoemaker is a venture capitalist from Eastern Pennsylvania. Mr. Shoemaker focuses on funding small, start-up technology companies, especially ones with Internet technologies or e-commerce business. Mr. Shoemaker also has prior experience managing a technology company.

         The current directors of the Registrant are: Ashok Rattehalli, Chairman; Clark Easter, Michael Shoemaker, Richard Prins and Andreas Keller.

         The Registrant expects Mr. Rattehalli, Mr. Easter and Mr. Shoemaker to be active in helping management implement the revised business plan.

         The Registrant's Board of Directors has accepted the resignation of Timothy Keenan as Chief Executive Officer and President of the Registrant and as a director of the Registrant's Board of Directors, effective November 10, 2000. Mr. Keenan's resignation follows the resignation of Mitchell Jerine as an officer and director of Socrates Solutions Corporation in late October 2000. Mr. Rattehalli shall serve as the senior officer of the Registrant until the Registrant appoints a new chief executive officer or president.


Item 7.    Financial Statements, Pro Forma Financial Information
           Exhibits: None


Item 8.    Change in Fiscal Year.
           None.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 25, 2000
                                         /s/ Ashok Rattehalli
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                                         Ashok Rattehalli, Chairman of the Board